Loan Advanced - Contractor (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure Loan Advanced Contractor [Abstract]
Summary of loans advanced to contractors

Figures in millions unless otherwise stated	2021	2020

Balance at beginning of the year	68.4	—
Loan advanced	—	68.4
Expected credit loss	(41.1)	—
Total loan advanced to contractor[1]	27.3	68.4
[1]Due to issues with fleet availability at both Tarkwa and Damang, an agreement was entered into between Gold Fields and Engineers and Planners (“E&P”) to provide financial assistance to E&P in order to procure new fleet. The loan amounts to US$68.4 million, bears interest at a market related interest rate and a portion is secured over the fleet purchased in 2020. At 31 December 2021, an expected credit loss provision of US$41.1 million was raised against the loan, resulting in a net balance of US$27.3 million.